EXHIBIT 10

NAVISTAR INTERNATIONAL CORPORATION

AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

The following documents of Navistar International Corporation and its principal subsidiary Navistar, Inc. are incorporated by reference:

*10.88	Form of Premium Share Unit Certificate, as amended. Filed as Exhibit 10.80 to Form 10-K dated and filed December 30, 2008. Commission File No. 001-09618.

*10.89	Form of Premium Share Deferral Election Form. Filed as Exhibit 10.81 to Form 10-K dated and filed December 30, 2008. Commission File No. 001-09618.

*10.90	Navistar International Corporation Non-Employee Directors’ Deferred Fee Plan, as amended and restated December 16, 2008. Filed as Exhibit 10.83 to Form 10-K dated and filed December 30, 2008. Commission File No. 001-09618.

*10.91	Navistar International Corporation 2004 Performance Incentive Plan, Amended and Restated as of January 9, 2009. Filed as Appendix A of the Form DEF 14-A Definitive Proxy Statement dated and filed January 16, 2009. Commission File No. 001-09618.

*10.92	Compensation Committee and Board of Directors approval of 2009 long term incentive equity grant to non-employee directors and named executive officers. Filed as Exhibit 10.85 to Form 10-K dated and filed December 30, 2008. Commission File No. 001-09618.

*10.93	First Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan. Filed as Exhibit 10.86 to Form 10-K dated and filed December 30, 2008. Commission File No. 001-09618.

The following documents of Navistar International Corporation and its principal subsidiary Navistar, Inc. are filed herewith:

*10.94	Form of Restoration Stock Option Agreement Supplement.

*10.95	Form of Non-Qualified Stock Option Agreement Supplement.

*10.96	Form of Non-Employee Director Stock Option Agreement Supplement.

*10.97	Form of Incentive Stock Option Agreement Supplement.

*10.98	Navistar International Corporation Amended and Restated Executive Stock Ownership Program dated January 9, 2009.

*10.99	Compensation Committee and Board of Directors resolutions amending Navistar 1998 Non-Employee Director Stock Option Plan, Navistar 1988 Non-Employee Director Stock Option Plan, Navistar 1994 Performance Incentive Plan, Navistar International Corporation 1998 Interim Stock Plan and Navistar 1998 Supplemental Stock Plan.

*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

EXHIBIT 10.94

NAVISTAR INTERNATIONAL CORPORATION

RESTORATION STOCK OPTION AGREEMENT SUPPLEMENT

1.	This option shall be treated as a Nonqualified Stock Option. The option is granted under the terms of the Navistar International Corporation 2004 Performance Incentive Plan, as may be amended from time to time (the “Plan”), as indicated in the Restoration Stock Option Award Agreement (the “Award Agreement”). This restoration option is granted with respect to the exercise of another option held by the optionee that was previously granted under the Plan prior to December 16, 2008, (other than an option that is a restoration option granted with respect to a non-restoration option granted before June 21, 2000 or an option that is an Incentive Stock Option), or granted under another plan of Navistar International Corporation (the “Corporation”), for which the optionee has agreed to make a restoration exercise (the “Original Option”). This restoration option relates to the number of shares for which the Original Option was exercised that represent: i) the purchase price paid on exercise of the option, and, ii) the amount of withholding tax (at the minimum applicable rates) for all taxes other than the Social Security (OASDI) portion of FICA (including withholding tax that will be due on a deferred exercise). The optionee will make such an agreement to make a restoration option exercise by notifying the Secretary of his intention to make a restoration option exercise of a designated option, paying the option price by the transfer of shares of common stock of the Corporation as provided by the Secretary, and paying the withholding tax by cash, by the Corporation withholding shares, or by the transfer of shares of common stock of the Corporation as provided by the Secretary, providing such additional information as requested by the Secretary, and by executing the Award Agreement.

The term of the option shall be the remaining term of the Original Option, or such shorter period as is prescribed in paragraphs 3, 4, and 5 hereof; provided, however, that in the event of a Qualified Retirement in connection with which an employee receives a termination payment under an Executive Severance Agreement entered into between the employee and the Corporation or any of its subsidiaries (other than in connection with a Change in Control of the Corporation), the term of the option shall expire three (3) months after such termination of employment, but not after the remaining term of the Original Option. The option shall be exercisable at the earlier of: i) six months from the date of grant, or, ii) one month prior to the expiration of the Original Option. The option may be exercised, at any time or from time to time during said term, as to all full shares that have become so purchasable. Except as provided in paragraphs 3, 4, and 6 hereof, the option may not be exercised unless the optionee shall, at the time of exercise, remain an employee or consultant respectively, of the Corporation or a subsidiary thereof. The optionee shall have none of the rights of a shareowner with respect to any of the shares of Common Stock subject to the option until such shares shall be issued upon the exercise of the option and delivered to the optionee.

2.	The option shall not be transferable otherwise than by will or the laws of descent and distribution, and the option shall be exercisable, during the lifetime of the optionee, only by the optionee. Without limiting the generality of the foregoing, the option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the option shall be null and void and without effect.

3.

In the event of the termination of the employment or service of the optionee otherwise than by reason of death, total and permanent disability or a Qualified Retirement as set forth in paragraph 4 hereof, the optionee may (subject to the provisions of paragraph 5 hereof) exercise the option to the extent that the optionee was entitled to do so pursuant to the provisions of paragraph 1 hereof at the time of such termination, at any time within three (3) months after such termination, but not after ten (10) years from the date hereof. The option shall not be affected by any change of an optionee’s employment so long as the optionee continues to be an employee of the Corporation or of a subsidiary thereof or by any temporary leave of absence approved, if for a period of not more than ninety (90) days, by an officer of the Corporation or the subsidiary, as the case may be, by which the optionee is employed or, if for a period longer than ninety (90) days, approved by the Committee on Compensation and Governance of the Board of Directors of the Corporation (the “Committee”); provided, however, that if the optionee is terminated for cause as defined in the International Truck and Engine Corporation Income Protection Plan or any successor plan thereto, as each may be amended from time to time, or if the optionee is covered by a different severance plan or agreement, then as defined in such plan or agreement, the three-month period provided by this subsection shall not apply and the option shall cease to be exercisable and shall lapse as of the effective date of the termination of the optionee. Nothing herein contained shall confer on the optionee any right to continue in the employ of the Corporation or any subsidiary or interfere in any way with the right of the Corporation or any subsidiary thereof to terminate the employment or service of the optionee at any time.

4.	Except as provided in the last two sentences of this Section 4, in the event of a Qualified Retirement, which means with respect to an employee a termination from employment from the Corporation or any of its subsidiaries that occurs after the employee attains age 55 and at the time of the termination the employee has either: (i) 10 or more years of continuous service as a full-time employee, or (ii) 10 or more years of service that would constitute credited service under the definition contained in the International Truck and Engine Corporation Retirement Plan for Salaried Employees, as may be amended from time to time (the “RPSE”), (a “Qualified Retirement”), the optionee may exercise the option to the extent the option is exercisable or becomes exercisable under its terms at any time during the term of the option grant. In the event of termination for total and permanent disability as defined in the Corporation’s long term disability programs, the optionee may exercise the option, to the extent the option is exercisable or becomes exercisable under its terms, at any time within three (3) years after termination for total and permanent disability, or, if later, within three (3) years after the date on which the option becomes exercisable with respect to such shares, but not after the term of the option. In the event of the death of the optionee while the option is outstanding, the option may be exercised by a legatee or legatees of the optionee under the optionee’s last Will, or by the personal representatives or distributees of the optionee, at any time within a period of two (2) years after the death of the optionee, but not after the term of the grant. If death occurs while employed by the Corporation or a subsidiary thereof, or after a Qualified Retirement, or during the three-year period following termination for total and permanent disability, the option may be exercised to the extent of the remaining shares covered by the option whether or not such shares were exercisable at the date of death. If death occurs during the three-month period provided by Paragraph 3 following termination for other than death, total and permanent disability or Qualified Retirement, the option subject to such three-month period may be exercised to the extent of the number of shares that were exercisable at the date of death. Notwithstanding the other provisions of this Paragraph 4, no option which is not exercisable at the time of a Qualified Retirement shall become exercisable after such Qualified Retirement if, without the written consent of the Corporation, the optionee engages in a business, whether as owner, partner, officer, employee or otherwise, which is in competition with the Corporation or one of its affiliates, and if the optionee’s participation in such business is deemed by the Corporation to be detrimental to the best interests of the Corporation. The determination as to whether such business is in competition with the Corporation or any of its affiliates, and whether such participation by such person is detrimental to the best interests of the Corporation, shall be made by the Corporation in its absolute discretion, and the decision of the Corporation with respect thereto, including its determination as to when the participation in such competitive business commenced, shall be conclusive.

5.

The optionee agrees that he will not transfer the profit shares received on exercise of the Original Option for a period of three (3) years form date of exercise of the Original Option. However, this restriction on transfer will terminate if the optionee terminates employment or service by reason of death, total and permanent disability, or a Qualified Retirement. The optionee acknowledges and agrees that as additional means to enforce this transfer restriction the Corporation may legend such stock to advise holders of this restriction, hold the stock in the Corporation’s offices, or otherwise take action it deems appropriate to enforce the transfer restriction. The transfer restriction established by this paragraph shall not prevent the transfer of the shares to the Corporation in payment of the option price on another option, if such transfer is permissible under the other option. The transfer restriction shall not prevent the restricted shares obtained through a restoration option exercise from being considered toward fulfillment of any stock ownership requirement under the Corporation’s Executive Stock Ownership Program as permitted by the Corporation. Subject to the provisions of paragraph 3, the option will terminate if the optionee terminates employment or service with the Corporation, including its subsidiaries, otherwise than by reason of death, total and permanent disability or a Qualified Retirement. Any option which did not become exercisable and which cannot become exercisable under the terms of the option, and any option that ceased to be exercisable and cannot again become exercisable under the terms of the option shall terminate.

6.	In the event of a Change in Control, all outstanding options will immediately become exercisable and shall be exercisable for a period of three (3) years from the date of Change in Control regardless of the original term or employment status, except the term of option that is an Incentive Stock Option as defined in the Plan shall not extend beyond ten (10) years from the date of grant. A Change in Control shall be deemed to have occurred if (i) any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934), other than employee or retiree benefit plans or trusts sponsored or established by the Corporation or Navistar, Inc. (formerly known as International Truck and Engine Corporation), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then outstanding securities, (ii) the following individuals cease for any reason to constitute more than three-fourths of the number of directors then serving on the Board of Directors of the Corporation: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation's stockholders was approved by the vote of at least two-thirds (2/3) of the directors then still in office or whose appointment, election or nomination was previously so approved or recommended; (iii) any dissolution or liquidation of the Corporation or Navistar, Inc. (formerly known as International Truck and Engine Corporation) or sale or disposition of all or substantially all (more than 50%) of the assets of the Corporation or of Navistar, Inc. (formerly known as International Truck and Engine Corporation) occurs; or (iv) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation, contested election or substantial stock accumulation (each, a “Control Transaction”), the members of the Board of Directors of the Corporation immediately prior to the first public announcement relating to such Control Transaction shall immediately thereafter, or within two (2) years, cease to constitute a majority of the Board of Directors of the Corporation. Notwithstanding the foregoing, the sale or disposition of any or all of the assets or stock of Navistar Financial Corporation shall not be deemed a Change in Control.

7.

If all or any portion of the option is exercised subsequent to any stock dividend, stock split, recapitalization, combination or exchange of shares, reorganization (including, but not limited to, merger or consolidation), liquidation or other event occurring after the date hereof, as a result of which any shares or other securities of the Corporation or any other entity (including, but not limited to, any subsidiary of the Corporation) shall be issued in respect of the outstanding shares of Common Stock, or shares of Common Stock shall be changed into the same or a different number of shares or other securities of the same or any other class or classes, the person or persons so exercising the option shall receive, for the aggregate price paid upon such exercise, the class and aggregate number of shares or other securities which, if shares of Common Stock (as authorized at the date hereof) had been purchased on the date hereof for the same aggregate price (on the basis of the price per share) and had not been disposed of, such person or persons would be holding at the time of such exercise as a result of such purchase any and all such stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, reorganizations, liquidations or other events. In the event of any corporate reorganization, separation or division (including, but not limited to, split-up, split off, spin-off or sale of assets) as a result of which any cash or shares or other securities of any entity other than the Corporation (including, but not limited to, any subsidiary of the Corporation), shall be distributed in respect of the outstanding shares of Common Stock, a committee of the Board shall make such adjustments in the terms of the option (including, but not limited to, the number of shares covered and the purchase price of such shares) as it may deem appropriate to provide equitably for the optionee's interest in the option. Upon any adjustment as aforesaid, the minimum number of full shares that may be purchased upon any exercise of the option as specified in paragraph 1 shall be adjusted proportionately. No fractional shares shall be issued upon any exercise of the option, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

8.	Subject to the terms and conditions contained herein, in the Award Agreement and the Plan, the option may be exercised by giving notice as provided in instructions issued by the Secretary for the exercise of options generally, which instructions may provide for the use of agents, including stock brokers, to effect exercise of options, or in the absence of such instructions, by written notice to the Secretary of the Corporation at the location of its principal office at the time of exercise, which is currently located at 4201 Winfield Road, Warrenville, Illinois 60555. Such notice shall state the election to exercise the option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the option and shall be accompanied by instructions to the Secretary to exercise, in whole or in part, through a cashless exercise, net-exercise (as defined in the Plan), or other arrangements through agents, including stockbrokers, under arrangements established by the Corporation for the exercise of the option, or, if not covered by such instructions, for payment of the full purchase price of said shares by cash, including a personal check made payable to the Corporation, or by delivering at fair market value on the date of exercise unrestricted Common Stock already owned by the optionee, or by any combination of cash and Common Stock, and in either case, by payment to the Corporation of any withholding tax. Shares which otherwise would be delivered to the holder of an option may be delivered, at the election of the holder, to the Corporation in payment of Federal, state and/or local withholding taxes due in connection with an exercise. In no event may successive simultaneous pyramiding be used to exercise an option. A certificate or certificates representing said shares shall be delivered as soon as practicable after the notice shall be received by the Corporation. The certificate or certificates for the shares as to which the option shall have been so exercised shall be registered in the name of the person or persons so exercising the option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising the option. In the event the option shall be exercised, pursuant to paragraph 4 hereof, by any person or persons other than the optionee, such notice shall be accompanied by appropriate proof of the right of such person or the persons to exercise the option. The date of exercise of the option shall be the date on which the aforesaid written notice, properly executed and accompanied as aforesaid, is received under the Secretary’s instructions or by the Secretary. The payment due to the optionee upon exercise of the option will be settled solely in Common Stock. All shares that shall be purchased upon the exercise of the option as provided herein shall be fully paid and non-assessable.

9.	[Reserved]

10.	The Corporation shall at all times during the term of the option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements contained herein, in the Award Agreement and in the Plan, shall pay all original issue and/or transfer taxes with respect to the issue and/or transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto. If the Plan pursuant to which the option is exercised provides that only treasury stock will be used to satisfy the requirements of the option, only treasury stock that has been listed on the exchange will be used.

11.	As used herein, the term “subsidiary” shall mean any present and future subsidiary of the Corporation, and the term “Common Stock” shall mean the class of stock designated “Common Stock” in the Certificate of Incorporation of the Corporation.

12.	The terms and conditions contained herein and in the Award Agreement shall be subject to and governed by the terms of the Plan, a copy of which is being delivered herewith to the optionee. If there are any inconsistencies or conflicts between the Award Agreement, this Supplement, and the Plan, the terms of the Plan will control and govern. Optionee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code governing deferred compensation, and optionee agrees to comply with the terms of the Plan as so amended from time to time.

EXHIBIT 10.95

NAVISTAR INTERNATIONAL CORPORATION

NON-QUALIFIED STOCK OPTION AGREEMENT SUPPLEMENT

1.	This option shall be treated as a Nonqualified Stock Option. The option is granted under the terms of the Navistar International Corporation 2004 Performance Incentive Plan, as may be amended from time to time (the “Plan”), as indicated in the Non-Qualified Stock Option Award Agreement (the “Award Agreement”). The term of the option shall be for a period of ten (10) years from the date of grant, or such shorter period as is prescribed in paragraphs 3, 4, and 5 hereof; provided, however, that in the event of a Qualified Retirement in connection with which an employee receives a termination payment under an Executive Severance Agreement entered into between the employee and the Corporation or any of its subsidiaries (other than in connection with a Change in Control of the Corporation), the term of the option shall expire three (3) months after such termination of employment, but not after ten (10) years from the date hereof. The option shall be exercisable to the extent of the number of shares specified in the Award Agreement as exercisable one year after the date of grant, to the extent of the number of shares specified in the Award Agreement as exercisable two years after the date of grant, and to the extent of the number of shares specified in the Award Agreement as exercisable three years after the date of grant. The option may be exercised, at any time or from time to time during said term, as to all full shares that have become so purchasable. Except as provided in paragraphs 3, 4, and 6 hereof, the option may not be exercised unless the optionee, at the time of exercise, remains an employee, consultant, or non-employee director, respectively, of Navistar International Corporation (the “Corporation”) or a subsidiary thereof. The optionee shall have none of the rights of a shareowner with respect to any of the shares of Common Stock subject to the option until such shares shall be issued upon the exercise of the option.

2.	The option shall not be transferable otherwise than by will or the laws of descent and distribution, and the option shall be exercisable, during the lifetime of the optionee, only by the optionee. Without limiting the generality of the foregoing, the option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the option shall be null and void and without effect.

3.	In the event of the termination of the employment or service of the optionee otherwise than by reason of death, total and permanent disability or a Qualified Retirement as set forth in paragraph 4 hereof, the optionee may (subject to the provisions of paragraph 5 hereof) exercise the option to the extent that the optionee was entitled to do so pursuant to the provisions of paragraph 1 hereof at the time of such termination, at any time within three (3) months after such termination, but not after ten (10) years from the date hereof. The option shall not be affected by any change of an optionee’s employment so long as the optionee continues to be an employee of the Corporation or of a subsidiary thereof or by any temporary leave of absence approved, if for a period of not more than ninety (90) days, by an officer of the Corporation or the subsidiary, as the case may be, by which the optionee is employed or, if for a period longer than ninety (90) days, approved by the Committee on Compensation and Governance of the Board of Directors of the Corporation (the “Committee”); provided, however, that if the optionee is terminated for cause as defined in the International Truck and Engine Corporation Income Protection Plan or any successor plan thereto, as each may be amended from time to time, or if the optionee is covered by a different severance plan or agreement, then as defined in such plan or agreement, the three-month period provided by this subsection shall not apply and the option shall cease to be exercisable and shall lapse as of the effective date of the termination of the optionee. Nothing herein contained shall confer on the optionee any right to continue in the employ of the Corporation or any subsidiary thereof or interfere in any way with the right of the Corporation or any subsidiary thereof to terminate the employment or service of the optionee at any time.

4.	Except as provided in the last two sentences of this Section 4, in the event of a Qualified Retirement, which means with respect to an employee a termination from employment from the Corporation or any of its subsidiaries that occurs after the employee attains age 55 and at the time of the termination the employee has either: (i) 10 or more years of continuous service as a full-time employee, or (ii) 10 or more years of service that would constitute credited service under the definition contained in the International Truck and Engine Corporation Retirement Plan for Salaried Employees, as may be amended from time to time (the “RPSE”), (a “Qualified Retirement”), the optionee may exercise the option to the extent the option is exercisable or becomes exercisable under its terms at any time during the term of the option grant. In the event of termination for total and permanent disability as defined in the Corporation’s long term disability programs, the optionee may exercise the option, to the extent the option is exercisable or becomes exercisable under its terms, at any time within three (3) years after termination for total and permanent disability, or, if later, within three (3) years after the date on which the option becomes exercisable with respect to such shares, but not after the term of the option. In the event of the death of the optionee while the option is outstanding, the option may be exercised by a legatee or legatees of the optionee under the optionee’s last Will, or by the personal representatives or distributees of the optionee, at any time within a period of two (2) years after the death of the optionee, but not after the term of the grant. If death occurs while employed by or performing services for the Corporation or a subsidiary thereof, or after a Qualified Retirement, or during the three-year period following termination for total and permanent disability, the option may be exercised to the extent of the remaining shares covered by the option, whether or not such shares were exercisable at the date of death. If death occurs during the three-month period provided by Paragraph 3 following termination for other than death, total and permanent disability or Qualified Retirement, the option subject to such three-month period may be exercised to the extent of the number of shares that were exercisable at the date of death. Notwithstanding the other provisions of this Paragraph 4, no option which is not exercisable at the time of a Qualified Retirement shall become exercisable after such Qualified Retirement if, without the written consent of the Corporation, the optionee engages in a business, whether as owner, partner, officer, employee or otherwise, which is in competition with the Corporation or one of its affiliates, and if the optionee’s participation in such business is deemed by the Corporation to be detrimental to the best interests of the Corporation. The determination as to whether such business is in competition with the Corporation or any of its affiliates, and whether such participation by such person is detrimental to the best interests of the Corporation, shall be made by the Corporation in its absolute discretion, and the decision of the Corporation with respect thereto, including its determination as to when the participation in such competitive business commenced, shall be conclusive.

5.	Any option which did not become exercisable and which cannot become exercisable under the terms of the option, and any option that ceased to be exercisable and cannot again become exercisable under the terms of the option shall terminate.

6.

In the event of a Change in Control, all outstanding options will immediately become exercisable and shall be exercisable for a period of three (3) years from the date of Change in Control regardless of the original term or employment status, except the term of option that is an Incentive Stock Option as defined in the Plan shall not extend beyond ten (10) years from the date of grant. A Change in Control shall be deemed to have occurred if (i) any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934), other than employee or retiree benefit plans or trusts sponsored or established by the Corporation or Navistar, Inc. (formerly known as International Truck and Engine Corporation), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, (ii) the following individuals cease for any reason to constitute more than three-fourths of the number of directors then serving on the Board of Directors of the Corporation: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved by the vote of at least two-thirds (2/3) of the directors then still in office or whose appointment, election or nomination was previously so approved or recommended; (iii) any dissolution or liquidation of the Corporation or Navistar, Inc. (formerly known as International Truck and Engine Corporation) or sale or disposition of all or substantially all (more than 50%) of the assets of the Corporation or of Navistar, Inc. (formerly known as International Truck and Engine Corporation) occurs; or (iv) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation, contested election or substantial stock accumulation (each, a “Control Transaction”), the members of the Board of Directors of the Corporation immediately prior to the first public announcement relating to such Control Transaction shall immediately thereafter, or within two (2) years, cease to constitute a majority of the Board of Directors of the Corporation. Notwithstanding the foregoing, the sale or disposition of any or all of the assets or stock of Navistar Financial Corporation shall not be deemed a Change in Control.

7.	If all or any portion of the option is exercised subsequent to any stock dividend, stock split, recapitalization, combination or exchange of shares, reorganization (including, but not limited to, merger or consolidation), liquidation or other event occurring after the date hereof, as a result of which any shares or other securities of the Corporation or any other entity (including, but not limited to, any subsidiary of the Corporation) shall be issued in respect of the outstanding shares of Common Stock, or shares of Common Stock shall be changed into the same or a different number of shares or other securities of the same or any other class or classes, the person or persons so exercising the option shall receive, for the aggregate price paid upon such exercise, the class and aggregate number of shares or other securities which, if shares of Common Stock (as authorized at the date hereof) had been purchased on the date hereof for the same aggregate price (on the basis of the price per share) and had not been disposed of, such person or persons would be holding at the time of such exercise as a result of such purchase any and all such stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, reorganizations, liquidations or other events. In the event of any corporate reorganization, separation or division (including, but not limited to, split-up, split off, spin-off or sale of assets) as a result of which any cash or shares or other securities of any entity other than the Corporation (including, but not limited to, any subsidiary of the Corporation), shall be distributed in respect of the outstanding shares of Common Stock, a committee of the Board shall make such adjustments in the terms of the option (including, but not limited to, the number of shares covered and the purchase price of such shares) as it may deem appropriate to provide equitably for the optionee's interest in the option. Upon any adjustment as aforesaid, the minimum number of full shares that may be purchased upon any exercise of the option as specified in paragraph 1 shall be adjusted proportionately. No fractional shares shall be issued upon any exercise of the option, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

8.

Subject to the terms and conditions contained herein, in the Award Agreement and the Plan, the option may be exercised by giving notice as provided in instructions issued by the Secretary of the Corporation for the exercise of options generally, which instructions may provide for the use of agents, including stock brokers, to effect exercise of options, or in the absence of such instructions, by written notice to the Secretary of the Corporation at the location of its principal office at the time of exercise, which is currently located at 4201 Winfield Road, Warrenville, Illinois 60555. Such notice shall state the election to exercise the option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the option and shall be accompanied by instructions to the Secretary to exercise, in whole or in part, through a cashless exercise, net-exercise (as defined in the Plan), or other arrangements through agents, including stockbrokers, under arrangements established by the Corporation for the exercise of the option, or, if not covered by such instructions, for payment of the full purchase price of said shares by cash, including a personal check made payable to the Corporation, or by delivering at fair market value on the date of exercise unrestricted Common Stock already owned by the optionee, or by any combination of cash and Common Stock, and in either case, by payment to the Corporation of any withholding tax. Shares which otherwise would be delivered to the holder of an option may be delivered, at the election of the holder, to the Corporation in payment of Federal, state and/or local withholding taxes due in connection with an exercise. In no event may successive simultaneous pyramiding be used to exercise an option. A certificate or certificates representing said shares shall be delivered as soon as practicable after the notice shall be received by the Corporation. The certificate or certificates for the shares as to which the option shall have been so exercised shall be registered in the name of the person or persons so exercising the option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising the option. In the event the option shall be exercised, pursuant to paragraph 4 hereof, by any person or persons other than the optionee, such notice shall be accompanied by appropriate proof of the right of such person or the persons to exercise the option. The date of exercise of the option shall be the date on which the aforesaid written notice, properly executed and accompanied as aforesaid, is received under the Secretary’s instructions or by the Secretary. The payment due to the optionee upon exercise of the option will be settled solely in Common Stock. All shares that shall be purchased upon the exercise of the option as provided herein shall be fully paid and non-assessable.

9.	[Reserved]

10.	The Corporation shall at all times during the term of the option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements contained herein, in the Award Agreement and in the Plan, shall pay all original issue and/or transfer taxes with respect to the issue and/or transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto. If the Plan pursuant to which the Option is exercised provides that only treasury stock will be used to satisfy the requirements of options, only treasury stock that has been listed on the exchange will be used.

11.	As used herein, the term “subsidiary” shall mean any present and future subsidiary of the Corporation, and the term “Common Stock” shall mean the class of stock designated “Common Stock” in the Restated Certificate of Incorporation of the Corporation.

12.	The terms and conditions contained herein and in the Award Agreement shall be subject to and governed by the terms of the Plan, a copy of which is being delivered herewith to the optionee. If there are any inconsistencies or conflicts between the Award Agreement, this Supplement, and the Plan, the terms of the Plan will control and govern. Optionee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code governing deferred compensation, and optionee agrees to comply with the terms of the Plan as so amended from time to time.

EXHIBIT 10.96

NAVISTAR INTERNATIONAL CORPORATION

NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT SUPPLEMENT

1.	This option shall be treated as a Nonqualified Stock Option. This option is granted under the terms of the Navistar International Corporation 2004 Performance Incentive Plan, as may be amended from time to time (the “Plan”), as indicated in the Non-Employee Director Stock Option Award Agreement (the “Award Agreement”). The term of the option shall be for a period of ten years from the date of grant, or such shorter period as is prescribed in paragraphs 3, 4, and 5 hereof. The option shall be exercisable to the extent of the number of shares specified in the Award Agreement as exercisable one year after the date of grant, to the extent of the number of shares specified in the Award Agreement as exercisable two years after the date of grant, and to the extent of the number of shares specified in the Award Agreement as exercisable three years after the date of grant. The option may be exercised, at any time or from time to time during said term, as to all full shares that have become so purchasable. Except as provided in paragraphs 3, 4, and 6 hereof, the option may not be exercised unless the optionee shall, at the time of exercise, be a Non-Employee Director (the “Director” or “Optionee”) of the Corporation or a subsidiary. The Optionee shall have none of the rights of a shareowner with respect to any of the shares of Common Stock subject to the option until such shares shall be issued upon the exercise of the option.

2.	The option shall not be transferable otherwise than by will or the laws of descent and distribution, and the option shall be exercisable, during the lifetime of the Optionee, only by the Optionee. Without limiting the generality of the foregoing, the option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the option shall be null and void and without effect.

3.	In the event of the termination of service of the Optionee otherwise than by reason of death, total and permanent disability or a Qualified Retirement as set forth in paragraph 4 hereof, the Optionee may (subject to the provisions of paragraph 5 hereof) exercise the option to the extent that the Optionee was entitled to do so pursuant to the provisions of paragraph 1 hereof at the time of such termination, at any time within three (3) months after such termination, but not after ten (10) years from the date hereof.

4.

Except as provided in the last two sentences of this paragraph, in the event of a Qualified Retirement, which means a retirement under a retirement policy of the Board for Non-Employee Directors (a “Qualified Retirement”), the Optionee may exercise the option to the extent the option is exercisable or becomes exercisable under its terms at any time during the term of the option grant. In the event of termination for total and permanent disability as defined in Navistar International Corporation’s (the “Corporation”) long term disability programs, the Optionee may exercise the option, to the extent the option is exercisable or becomes exercisable under its terms, at any time within three (3) years after termination for total and permanent disability, or, if later, within three (3) years after the date on which the option becomes exercisable with respect to such shares, but not after the term of the option. In the event of the death of the Optionee while the option is outstanding, the option may be exercised by a legatee or legatees of the Optionee under the Optionee’s last Will, or by the personal representatives or distributees of the Optionee, at any time within a period of two (2) years after the death of the Optionee, but not after the term of the grant. If death occurs while the Optionee is performing services for the Corporation, or after a Qualified Retirement, or during the three-year period following termination for total and permanent disability, the option may be exercised to the extent of the remaining shares covered by the option, whether or not such shares were exercisable at the date of death. If death occurs during the three-month period provided by paragraph 3 following termination for other than death, total and permanent disability or Qualified Retirement, the option subject to such three-month period may be exercised to the extent of the number of shares that were exercisable at the date of death. Notwithstanding the other provisions of this paragraph 4, no option which is not exercisable at the time of a Qualified Retirement shall become exercisable after such Qualified Retirement if, without the written consent of the Corporation, the Optionee engages in a business, whether as owner, partner, officer, employee or otherwise, which is in competition with the Corporation or one of its affiliates, and if the Optionee’s participation in such business is deemed by the Corporation to be detrimental to the best interests of the Corporation. The determination as to whether such business is in competition with the Corporation or any of its affiliates, and whether such participation by such person is detrimental to the best interests of the Corporation, shall be made by the Corporation in its absolute discretion, and the decision of the Corporation with respect thereto, including its determination as to when the participation in such competitive business commenced, shall be conclusive.

5.	Any option which did not become exercisable and which cannot become exercisable under the terms of the option, and any option that ceased to be exercisable and cannot again become exercisable under the terms of the option shall terminate.

6.	In the event of a Change in Control, all outstanding options will immediately become exercisable and shall be exercisable for a period of three (3) years from the date of Change in Control regardless of the original term or service status of the Optionee. Change in Control shall be deemed to have occurred if (i) any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934), other than employee or retiree benefit plans or trusts sponsored or established by the Corporation or Navistar, Inc. (formerly known as International Truck and Engine Corporation), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then outstanding securities, (ii) the following individuals cease for any reason to constitute more than three-fourths of the number of directors then serving on the Board of Directors of the Corporation: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation's stockholders was approved by the vote of at least two-thirds (2/3) of the directors then still in office or whose appointment, election or nomination was previously so approved or recommended; (iii) any dissolution or liquidation of the Corporation or Navistar, Inc. (formerly known as International Truck and Engine Corporation) or sale or disposition of all or substantially all (more than 50%) of the assets of the Corporation or of Navistar, Inc. (formerly known as International Truck and Engine Corporation) occurs; or (iv) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation, contested election or substantial stock accumulation (each a “Control Transaction”), the members of the Board of Directors of the Corporation immediately prior to the first public announcement relating to such Control Transaction shall immediately thereafter, or within two (2) years, cease to constitute a majority of the Board of Directors of the Corporation. Notwithstanding the foregoing, the sale or disposition of any or all of the assets or stock of Navistar Financial Corporation shall not be deemed a Change in Control.

7.

If all or any portion of the option is exercised subsequent to any stock dividend, stock split, recapitalization, combination or exchange of shares, reorganization (including, but not limited to, merger or consolidation), liquidation or other event occurring after the date hereof, as a result of which any shares or other securities of the Corporation or any other entity (including, but not limited to, any subsidiary of the Corporation) shall be issued in respect of the outstanding shares of Common Stock, or shares of Common Stock shall be changed into the same or a different number of shares or other securities of the same or any other class or classes, the person or persons so exercising the option shall receive, for the aggregate price paid upon such exercise, the class and aggregate number of shares or other securities which, if shares of Common Stock (as authorized at the date hereof) had been purchased on the date hereof for the same aggregate price (on the basis of the price per share) and had not been disposed of, such person or persons would be holding at the time of such exercise as a result of such purchase any and all such stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, reorganizations, liquidations or other events. In the event of any corporate reorganization, separation or division (including, but not limited to, split-up, split off, spin-off or sale of assets) as a result of which any cash or shares or other securities of any entity other than the Corporation (including, but not limited to, any subsidiary of the Corporation), shall be distributed in respect of the outstanding shares of Common Stock, a committee of the Board shall make such adjustments in the terms of the option (including, but not limited to, the number of shares covered and the purchase price of such shares) as it may deem appropriate to provide equitably for the Optionee’s interest in the option. Upon any adjustment as aforesaid, the minimum number of full shares that may be purchased upon any exercise of the option as specified in paragraph 1 shall be adjusted proportionately. No fractional shares shall be issued upon any exercise of the option, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

8.	Subject to the terms and conditions contained herein, in the Award Agreement and the Plan, the option may be exercised by giving notice as provided in instructions issued by the Secretary for the exercise of options, which instructions may provide for the use of agents, including stock brokers, to effect exercise of options, or in the absence of such instructions, by written notice to the Secretary of the Corporation at the location of its principal office at the time of exercise, which is currently located at 4201 Winfield Road, Warrenville, Illinois 60555. Such notice shall state the election to exercise the option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the option and shall be accompanied by instructions to the Secretary to exercise, in whole or in part, through a cashless exercise, net-exercise (as defined in the Plan), or other arrangements through agents, including stockbrokers, under arrangements established by the Corporation for the exercise of the option, or, if not covered by such instructions, for payment of the full purchase price of said shares by cash, including a personal check made payable to the Corporation, or by delivering at fair market value on the date of exercise unrestricted Common Stock already owned by the Optionee, or by any combination of cash and Common Stock, and in either case, by payment to the Corporation of any withholding tax due with respect to any Optionee who is a citizen or resident of a foreign country or is otherwise then imposed effective as of the date of exercise by then applicable law. Shares which otherwise would be delivered to the holder of an option may be delivered, at the election of the holder, to the Corporation in payment of any such withholding taxes due in connection with an exercise. In no event may successive simultaneous pyramiding be used to exercise an option. A certificate or certificates representing said shares shall be delivered as soon as practicable after the notice shall be received by the Corporation. The certificate or certificates for the shares as to which the option shall have been so exercised shall be registered in the name of the person or persons so exercising the option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising the option. In the event the option shall be exercised, pursuant to paragraph 4 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or the persons to exercise the option. The date of exercise of the option shall be the date on which the aforesaid written notice, properly executed and accompanied as aforesaid, is received under the Secretary’s instructions or by the Secretary. The payment due to the Optionee upon exercise of the option will be settled solely in Common Stock. All shares that shall be purchased upon the exercise of the option as provided herein shall be fully paid and non-assessable.

9.	[Reserved]

10.	The Corporation shall at all times during the term of the option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements contained herein, in the Award Agreement and in the Plan, shall pay all original issue and/or transfer taxes with respect to the issue and/or transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto. If the Plan pursuant to which the option is exercised provides that only treasury stock will be used to satisfy the requirements of the option, only treasury stock that has been listed on the exchange will be used.

11.	As used herein, the term “Common Stock” shall mean the class of stock designated “Common Stock” in the Restated Certificate of Incorporation of the Corporation.

12.	The terms and conditions contained herein and in the Award Agreement shall be subject to and governed by the terms of the Plan, a copy of which is being delivered herewith to the Optionee. If there are any inconsistencies or conflicts between the Award Agreement, this Supplement, and the Plan, the terms of the Plan will control and govern. Optionee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code governing deferred compensation, and Optionee agrees to comply with the terms of the Plan as so amended from time to time.

EXHIBIT 10.97

NAVISTAR INTERNATIONAL CORPORATION

INCENTIVE STOCK OPTION AGREEMENT SUPPLEMENT

1.	This option shall be treated as an Incentive Stock Option. The option is granted under the terms of the Navistar International Corporation 2004 Performance Incentive Plan, as may be amended from time to time (the “Plan”), as indicated in the Incentive Stock Option Award Agreement (the “Award Agreement”). The term of the option shall be for a period of ten (10) years from the date of grant, or such shorter period as is prescribed in paragraphs 3, 4, and 5 hereof; provided, however, that in the event of a Qualified Retirement in connection with which an employee receives a termination payment under an Executive Severance Agreement entered into between the employee and the Corporation or any of its subsidiaries (other than in connection with a Change in Control of the Corporation), the term of the option shall expire three (3) months after such termination of employment, but not after ten (10) years from the date hereof. The option shall be exercisable to the extent of the number of shares specified in the Award Agreement as exercisable one year after the date of grant, to the extent of the number of shares specified in the Award Agreement as exercisable two years after the date of grant, and to the extent of the number of shares specified in the Award Agreement as exercisable three years after the date of grant. The option may be exercised, at any time or from time to time during said term, as to all full shares that have become so purchasable. Except as provided in paragraphs 3, 4, and 6 hereof, the option may not be exercised unless the optionee shall, at the time of exercise, be an employee of the Navistar International Corporation (the “Corporation”) or a subsidiary thereof. The optionee shall have none of the rights of a shareowner with respect to any of the shares of Common Stock subject to the option until such shares shall be issued upon the exercise of the option.

2.	The option shall not be transferable otherwise than by will or the laws of descent and distribution, and the option shall be exercisable, during the lifetime of the optionee, only by the optionee. Without limiting the generality of the foregoing, the option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the option shall be null and void and without effect.

3.	In the event of the termination of the employment of the optionee otherwise than by reason of death, total and permanent disability or a Qualified Retirement as set forth in paragraph 4 hereof, the optionee may (subject to the provisions of paragraph 5 hereof) exercise the option to the extent that the optionee was entitled to do so pursuant to the provisions of paragraph 1 hereof at the time of such termination, at any time within three (3) months after such termination, but not after ten (10) years from the date hereof. The option shall not be affected by any change of employment so long as the optionee continues to be an employee of the Corporation or of a subsidiary thereof or by any temporary leave of absence approved, if for a period of not more than ninety (90) days, by an officer of the Corporation or the subsidiary thereof, as the case may be, by which the optionee is employed or, if for a period longer than ninety (90) days, approved by the Committee on Compensation and Governance of the Board of Directors of the Corporation (the “Committee”); provided, however, if the optionee is terminated for cause as defined in the International Truck and Engine Corporation Income Protection Plan or any successor plan thereto, as each may be amended from time to time, or if the optionee is covered by a different severance plan or agreement, then as defined in such plan or agreement, the three-month period provided by this subsection shall not apply and the option shall cease to be exercisable and shall lapse as of the effective date of the termination of the optionee. Nothing herein contained shall confer on the optionee any right to continue in the employ of the Corporation or any subsidiary or interfere in any way with the right of the Corporation or any subsidiary thereof to terminate the employment of the optionee at any time.

4.	Except as provided in the last two sentences of this Section 4, in the event of a Qualified Retirement, which means with respect to an employee a termination from employment from the Corporation or any of its subsidiaries that occurs after the employee attains age 55 and at the time of the termination the employee has either: (i) 10 or more years of continuous service as a full-time employee, or (ii) 10 or more years of service that would constitute credited service under the definition contained in the International Truck and Engine Corporation Retirement Plan for Salaried Employees, as may be amended from time to time (the “RPSE”), (a “Qualified Retirement”), the optionee may exercise the option to the extent the option is exercisable or becomes exercisable under its terms at any time during the term of the option grant. In the event of termination for total and permanent disability as defined in the Corporation’s long term disability programs, the optionee may exercise the option, to the extent the option is exercisable or becomes exercisable under its terms, at any time within three (3) years after termination for total and permanent disability, or, if later, within three (3) years after the date on which the option becomes exercisable with respect to such shares, but not after the term of the option. In the event of the death of the optionee while the option is outstanding, the option may be exercised by a legatee or legatees of the optionee under the optionee’s last Will, or by the personal representatives or distributees of the optionee, at any time within a period of two (2) years after the death of the optionee, but not after the term of the grant. If death occurs while employed by the Corporation or a subsidiary thereof, or after a Qualified Retirement, or during the three-year period following termination for total and permanent disability, the option may be exercised to the extent of the remaining shares covered by option whether or not such shares were exercisable at the date of death. If death occurs during the three-month period provided by Paragraph 3 following termination for other than death, total and permanent disability or Qualified Retirement, the option subject to such three-month period may be exercised to the extent of the number of shares that were exercisable at the date of death. Notwithstanding the other provisions of this Paragraph 4, no option which is not exercisable at the time of a Qualified Retirement shall become exercisable after such Qualified Retirement if, without the written consent of the Corporation, the optionee engages in a business, whether as owner, partner, officer, employee or otherwise, which is in competition with the Corporation or one of its affiliates, and if the optionee’s participation in such business is deemed by the Corporation to be detrimental to the best interests of the Corporation. The determination as to whether such business is in competition with the Corporation or any of its affiliates, and whether such participation by such person is detrimental to the best interests of the Corporation, shall be made by the Corporation in its absolute discretion, and the decision of the Corporation with respect thereto, including its determination as to when the participation in such competitive business commenced, shall be conclusive.

5.	Any option which did not become exercisable and which cannot become exercisable under the terms of the option, and any option that ceased to be exercisable and cannot again become exercisable under the terms of the option shall terminate.

6.

In the event of a Change in Control, all outstanding options will immediately become exercisable and shall be exercisable for a period of three (3) years from the date of Change in Control regardless of the original term or employment status, except the term of option that is an Incentive Stock Option as defined in the Plan shall not extend beyond ten (10) years from the date of grant. A Change in Control shall be deemed to have occurred if (i) any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934), other than employee or retiree benefit plans or trusts sponsored or established by the Corporation or Navistar, Inc. (formerly known as International Truck and Engine Corporation), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then outstanding securities, (ii) the following individuals cease for any reason to constitute more than three-fourths of the number of directors then serving on the Board of Directors of the Corporation: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved by the vote of at least two-thirds (2/3) of the directors then still in office or whose appointment, election or nomination was previously so approved or recommended; (iii) any dissolution or liquidation of the Corporation or Navistar, Inc. (formerly known as International Truck and Engine Corporation) or sale or disposition of all or substantially all (more than 50%) of the assets of the Corporation or of Navistar, Inc. (formerly known as International Truck and Engine Corporation) occurs; or (iv) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation, contested election or substantial stock accumulation (each, a “Control Transaction”), the members of the Board of Directors of the Corporation immediately prior to the first public announcement relating to such Control Transaction shall immediately thereafter, or within two (2) years, cease to constitute a majority of the Board of Directors of the Corporation. Notwithstanding the foregoing, the sale or disposition of any or all of the assets or stock of Navistar Financial Corporation shall not be deemed a Change in Control.

7.	If all or any portion of the option is exercised subsequent to any stock dividend, stock split, recapitalization, combination or exchange of shares, reorganization (including, but not limited to, merger or consolidation), liquidation or other event occurring after the date hereof, as a result of which any shares or other securities of the Corporation or any other entity (including, but not limited to, any subsidiary of the Corporation) shall be issued in respect of the outstanding shares of Common Stock, or shares of Common Stock shall be changed into the same or a different number of shares or other securities of the same or any other class or classes, the person or persons so exercising the option shall receive, for the aggregate price paid upon such exercise, the class and aggregate number of shares or other securities which, if shares of Common Stock (as authorized at the date hereof) had been purchased on the date hereof for the same aggregate price (on the basis of the price per share) and had not been disposed of, such person or persons would be holding at the time of such exercise as a result of such purchase any and all such stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, reorganizations, liquidations or other events. In the event of any corporate reorganization, separation or division (including, but not limited to, split-up, split off, spin-off or sale of assets) as a result of which any cash or shares or other securities of any entity other than the Corporation (including, but not limited to, any subsidiary of the Corporation), shall be distributed in respect of the outstanding shares of Common Stock, a committee of the Board shall make such adjustments in the terms of the option (including, but not limited to, the number of shares covered and the purchase price of such shares) as it may deem appropriate to provide equitably for the optionee's interest in the option. Upon any adjustment as aforesaid, the minimum number of full shares that may be purchased upon any exercise of the option as specified in paragraph 1 shall be adjusted proportionately. No fractional shares shall be issued upon any exercise of the option, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

8.

Subject to the terms and conditions contained herein, in the Award Agreement and the Plan, the option may be exercised by giving notice as provided in instructions issued by the Secretary for the exercise of options generally, which instructions may provide for the use of agents, including stock brokers, to effect exercise of options, or in the absence of such instructions, by written notice to the Secretary of the Corporation at the location of its principal office at the time of exercise, which is currently located at 4201 Winfield Road, Warrenville, Illinois 60555. Such notice shall state the election to exercise the option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the option and shall be accompanied by instructions to the Secretary to exercise, in whole or in part, through a cashless exercise, net-exercise (as defined in the Plan), or other arrangements through agents, including stockbrokers, under arrangements established by the Corporation for the exercise of the option, or, if not covered by such instructions, for payment of the full purchase price of said shares by cash, including a personal check made payable to the Corporation, or by delivering at fair market value on the date of exercise unrestricted Common Stock already owned by the optionee, or by any combination of cash and Common Stock, and in either case, by payment to the Corporation of any withholding tax. Shares which otherwise would be delivered to the holder of an option may be delivered, at the election of the holder, to the Corporation in payment of Federal, state and/or local withholding taxes due in connection with an exercise. In no event may successive simultaneous pyramiding be used to exercise an option. A certificate or certificates representing said shares shall be delivered as soon as practicable after the notice shall be received by the Corporation. The certificate or certificates for the shares as to which the option shall have been so exercised shall be registered in the name of the person or persons so exercising the option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising the option. In the event that the option shall be exercised, pursuant to paragraph 4 hereof, by any person or persons other than the optionee, such notice shall be accompanied by appropriate proof of the right of such person or the persons to exercise the option. The date of exercise of the option shall be the date on which the aforesaid written notice, properly executed and accompanied as aforesaid, is received under the Secretary’s instructions or by the Secretary. The payment due to the optionee upon exercise of the option will be settled solely in Common Stock. All shares that shall be purchased upon the exercise of the option as provided herein shall be fully paid and non-assessable.

9.	[Reserved]

10.	The Corporation shall at all times during the term of the option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements contained herein, in the Award Agreement and in the Plan, shall pay all original issue and/or transfer taxes with respect to the issue and/or transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto. If the Plan pursuant to which the option is exercised provides that only treasury stock will be used to satisfy the requirements of options, only treasury stock that has been listed on the exchange will be used.

11.	As used herein, the term “subsidiary” shall mean any present and future subsidiary of the Corporation, and the term “Common Stock” shall mean the class of stock designated “Common Stock” in the Restated Certificate of Incorporation of the Corporation.

12.	The terms and conditions contained herein and in the Award Agreement shall be subject to and governed by the terms of the Plan, a copy of which is being delivered herewith to the optionee. If there are any inconsistencies or conflicts between the Award Agreement, this Supplement, and the Plan, the terms of the Plan will control and govern. Optionee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code governing deferred compensation, and optionee agrees to comply with the terms of the Plan as so amended from time to time.

EXHIBIT 10.98

NAVISTAR INTERNATIONAL CORPORATION

Amended and Restated

Executive Stock Ownership Program

January 9, 2009

NAVISTAR INTERNATIONAL CORPORATION

EXECUTIVE STOCK OWNERSHIP PROGRAM

(Amended and restated as of January 9, 2009)

INTRODUCTION

On June 16, 1997, the Board of Directors (the “Board”) of Navistar International Corporation (the “Company”) approved the terms of the Executive Stock Ownership Program, as may be subsequently amended from time to time (the “Program”), in which all officers and senior managers of the Company and its participating subsidiaries or affiliates who are employed in organization level 9 or above (or its equivalent under prior or future organization structures) (individually, a “Participant” and collectively, the “Participants”) will participate. As a Participant, the Program requires you to make a substantial investment in the common stock of the Company. This document describes the terms of the Program.

Senior management and the Board believe that, in order for the Company to become the best truck and engine company in North America, senior management of the Company and its participating subsidiaries or affiliates must have a significant ownership stake in the Company. The Program requires you and every other member of senior management to acquire such an ownership stake, and to do so promptly. The goal of the Program is to secure your individual commitment to the management team that intends to implement the vision for the Company and our shareowners, by requiring you to make an “at risk” investment of personal funds as well as career success in the Company. In this way, the Program will reinforce the behavior of every member of senior management to act like an owner.

In connection with the adoption of the Program, the Board approved certain changes to the executive severance agreements that the Company enters into with its officers and senior managers. The new terms of the severance agreement enhance your protection in the event of a qualifying termination of employment or a change in control of the Company. In this way, the Company is making a greater commitment to you at the same time as you are making a greater commitment to the Company.

THE STOCK OWNERSHIP REQUIREMENT

Mandatory Ownership Requirement. The Program imposes a mandatory requirement that you own a specified amount of the Company’s common stock, $0.10 par value per share (“Stock”). Failure to continuously own the required amounts of Stock at the times required under the Program will constitute grounds for the conversion of future annual incentive payments into Deferred Shares (as discussed below).

Required Levels of Stock Ownership. Under the Program, you will be required to own a number of shares of Stock calculated by reference to your base salary, a multiplier assigned to your organization level (or its equivalent), and the average of the high and low prices of Stock (rounded down to the nearest dollar) on the date you first became subject to the Program (i.e., the date you are promoted to organization level 9 or above (or its equivalent) or are newly hired at organization level 9 or above (or its equivalent)). The actual number of shares of Stock that you will be required to own under the Program (the “Ownership Requirement”) will be provided to you in a written statement. Exhibit A, which is attached hereto, provides you with a sample of this written statement.

Subject to the Board’s right to review and amend the Program, your Ownership Requirement will not vary with changes in the market price of Stock during the life of the Program. In addition, your Ownership Requirement will not change in the event your base salary is increased or decreased while you remain in the same organization level (or its equivalent).

Unless otherwise determined by the Board, in the event you are promoted to a higher organization level (or its equivalent) after you become subject to the Program, you will become subject to the Ownership Requirement applicable to that organization level (or its equivalent), based on your then-current base salary. The additional number of shares of Stock needed to meet your new Ownership Requirement will be calculated based on the average of the high and low prices of Stock (rounded down to the nearest dollar) on the effective date of your promotion (net of the dollar amount associated with your original Ownership Requirement or, if applicable, each subsequent Ownership Requirement preceding the effective date of your most recent promotion, as appropriate, using the average of the high and low prices of Stock (rounded down to the nearest dollar) on the date you first became subject to the Program or, if applicable, the effective date of each such subsequent promotion preceding the effective date of your most recent promotion, as appropriate). For example, assume a Participant in organization level 10 (or its equivalent) is required to own 13,235 shares of Stock based on a $150,000 base salary, a multiplier of 1.5 times his base salary and a $17.00 average market price of the Stock on the date on which he or she first became subject to the Program. Further assume that the Participant is promoted to organization level 11 (or its equivalent) at a base salary of $200,000, with a multiplier of 2.25 times his or her base salary, when the average market price of the Stock on his date of promotion is $20. The additional number of shares of Stock needed to satisfy his or her new Ownership Requirement is 11,250, calculated as follows:

Level 10:	$150,000	Base Salary
	x 1.5	Organization Level Multiplier

	$225,000	$17.00 = 13,235 Shares*	Original Ownership Requirement

Level 11:	$200,000	Base Salary
	x 2.25	Organization Level Multiplier

$450,000
	-$224,995	($17.00 x 13,235 Shares)

	$225,005	$20.00 = 11,250 Shares*	Additional Ownership Requirement

*	Rounded down to the nearest number of whole shares.

The Board intends to review the Ownership Requirements from time to time, and reserves the right to adjust the Ownership Requirements at any time in its complete and sole discretion to reflect, among other things, market conditions and the Company's ongoing executive compensation programs.

Time to Meet Ownership Requirement. The Ownership Requirement will be phased in, so that you will be required to own shares of Stock representing:

(i)	one-fifth of your Ownership Requirement (the “Initial Ownership Requirement”) within 6 months after the date you become subject to the Program (the “1st Tranche Deadline”);

(ii)	three-fifths of your Ownership Requirement (the “Second Ownership Requirement”) within 36 months after the date you become subject to the Program (the “2nd Tranche Deadline”); and

(iii)	the full amount of your Ownership Requirement (the “Final Ownership Requirement”) within 60 months after the date you become subject to the Program (the “Ownership Deadline”).

In the case of any promoted or newly hired Participant, any additional or new Ownership Requirement will be phased in so that one-fifth of such additional or new Ownership Requirement must be met within 6 months after the date such Participant is promoted or newly hired, three-fifths within 36 months after such date, and in full within 60 months after such date. Except as otherwise provided herein, deadlines applicable to any original Ownership Requirement will not be altered.

Restriction on Sales or Dispositions of Stock. Once your Ownership Requirement is met, you must continue to own sufficient Stock to meet the Ownership Requirement until the Ownership Requirement lapses (as discussed below) or the Program is terminated. The Program is intended to be indefinite in duration. However, except as otherwise specified herein or as otherwise required by applicable law, the Company reserves the right to amend, modify, or terminate the Program at any time, in part or in its entirety, including, without limitation, with respect to any or all Participants, regardless of any resulting income tax or other consequences to Participants.

Under the Program, you may not sell or dispose of any shares of Stock that you own (as determined under the Program) at any time that you have not met the full Ownership Requirement, or to the extent the sale or disposition would cause your ownership to fall below your full Ownership Requirement. This means, for example, that even if you own shares of Stock in excess of one-fifth of your Ownership Requirement between the 1st Tranche Deadline and the 2 nd Tranche Deadline, you could not sell such excess shares. You can only sell shares of Stock if you have met your full Ownership Requirement, and only to the extent the sale of such shares does not cause you to fall below your full Ownership Requirement.

In the event that you should sell or dispose of shares of Stock in violation of the Program's requirements, such action may constitute grounds for the reduction of future equity awards and/or the conversion of future annual incentive payments into Deferred Shares (as discussed below). The Program does not impose a legal restriction on the transferability of the shares of Stock (other than Deferred Shares acquired under the Program and Premium Share Units awarded under the 2004 PIP, as discussed below), but imposes the potential penalty of the reduction of future equity awards and/or the conversion of future annual incentive payments into Deferred Shares (as discussed below). Thus, it is up to you to ensure that shares of Stock subject to the Program are not sold or disposed in violation of the Program’s requirements. The Program does not prohibit a pledge of shares of Stock as security for a loan, but if the shares of Stock are sold or disposed of as a result of such pledge (for example, due to a default by you on such loan), such sale or disposition will constitute grounds for the reduction of future equity awards and/or the conversion of future annual incentive payments into Deferred Shares (as discussed below). Short positions and “put equivalent” derivative securities positions will be deemed a disposition for purposes of the Program.

If you are an officer of the Company subject to the reporting and short-swing profits liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended, any purchases you make in the open market in order to meet your Ownership Requirement will be non-exempt transactions, which could potentially be matched with any sale within less than six months before the purchase or six months after the purchase to yield short-swing profits liability.

All purchases and sales of Stock in the market are subject to all applicable federal and state laws prohibiting transactions while in possession of certain material non-public information, and to all Company policies prohibiting trading on the basis of material non-public information. Under the Company’s policies, you are required to pre-clear any transaction involving the acquisition or sale of shares of Stock with the Company's General Counsel or Corporate Secretary. All shares of Stock acquired or sold must be reported to the Office of the Secretary on Exhibit B, which is attached hereto.

Shares Deemed Owned Under the Program. Shares of Stock that count toward meeting your Ownership Requirement are shares in which you have an exclusive pecuniary interest, and shares in which you and members of your immediate family have an exclusive pecuniary interest if such members have consented to such shares being deemed owned by you for purposes of the Program and being subject to the terms hereof. This would include shares of Stock owned directly by you, either in record name or in a brokerage account, shares owned by you as a participant in a tax-qualified defined contribution plan sponsored by the Company or any of its subsidiaries or affiliates (e.g. one of the Company’s 401(k) Retirement Savings Plans), shares acquired under the Company’s 2004 Performance Incentive Plan, as amended from time to time (the “2004 PIP”), shares acquired under the share purchase features of the Program, including units representing Deferred Shares (as discussed below) and Premium Share Units awarded under the 2004 PIP (as discussed below), and shares or share units under any other plan or program of the Company or any of its subsidiaries or affiliates if and to the extent so designated by the administrator of the Program. In addition, shares or share units of Stock held under any Company plan under which the vesting conditions are not dependent upon the achievement of a performance goal will count toward meeting your Ownership Requirement; provided, however, that in the event you have irrevocably elected stock withholding in connection with an award of such shares or share units, the number of such shares or share units that count toward meeting your Ownership Requirement will be reduced to the net number of such shares or share units remaining after applying the applicable rate of withholding (rounded down to the nearest whole share).

On the other hand, shares or share units of Stock held under any Company plan that may or may not vest depending on the achievement of a performance goal will not be deemed to be owned by you until such time as such shares or share units have become vested, and shares which may be acquired upon exercise of an option (whether or not then exercisable) will not be deemed owned by you until such option is duly exercised. In this regard, the surrender or withholding of shares of Stock to pay the exercise price or tax withholding with respect to an option or vesting of shares or share units of Stock will not be deemed a sale or disposition of shares of Stock for purposes of the Program. Shares in which any other person (other than an immediate family member if such member has consented as aforesaid) has a pecuniary interest will not be deemed to be owned by you for purposes of the Program, and will not be subject to restrictions on sale or disposition.

Lapse of Ownership Requirement; Change in Control. Your Ownership Requirement will lapse upon your termination of employment for any reason. In addition, each Participant’s Ownership Requirement will lapse upon a Change in Control, as defined below.

For purposes of the Program, a “Change in Control” will be deemed to have occurred if (i) any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than employee or retiree benefit plans or trusts sponsored or established by the Company or any of its subsidiaries or affiliates, including, without limitation, Navistar, Inc., and each such successor thereto, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities; (ii) the following individuals cease for any reason to constitute more than three-fourths of the number of directors then serving on the Board: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved by the vote of at least two-thirds (2/3) of the directors then still in office or whose appointment, election or nomination was previously so approved or recommended; (iii) any dissolution or liquidation of the Company or Navistar, Inc. or sale or disposition of all or substantially all (more than 50%) of the assets of the Company or of Navistar, Inc. occurs; or (iv) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation, contested election or substantial stock accumulation (a “Control Transaction”), the members of the Board immediately prior to the first public announcement relating to such Control Transaction shall immediately thereafter, or within two years thereafter, cease to constitute a majority of the Board. Notwithstanding the foregoing, the sale or disposition of any or all of the assets or stock of Navistar Financial Corporation shall not be deemed a Change in Control.

Ownership Reporting and Certification. Participants will be required to periodically file reports as to their ownership of shares of Stock under the Program, including acquisitions, sales or dispositions of Stock.

ACQUISITIONS OF SHARES UNDER THE PROGRAM

Overview. The Program includes a number of features to enable Participants to acquire shares of Stock, as well as features to encourage or require Participants to make a substantial and prompt commitment to meeting their Ownership Requirement.

Grandfathered Company Loans To Meet Ownership Requirements. In accordance with Section 402 of the Sarbanes-Oxley Act of 2002, effective July 30, 2002, the Company no longer extends or arranges for credit to Participants to assist them in meeting their Ownership Requirement. Any loans extended to Participants to assist them in meeting their Ownership Requirement prior to July 30, 2002 will be grandfathered and remain in effect in accordance with the terms and conditions as contained in their promissory note.

Acquisitions From the Company. The Program provides for the purchase of units representing shares of Stock (“Deferred Shares”) from the Company. In addition, the Program provides for awards under the 2004 PIP of restricted stock units (“Premium Share Units”) as an incentive to Participants to promptly acquire shares of Stock to meet their Ownership Requirement. A Participant may acquire shares of Stock from the Company as follows:

(a)	Base Salary Reduction. Up to four-fifths of your Ownership Requirement may be satisfied through base salary reduction, under which you can elect to purchase Deferred Shares by having a portion of your future base salary reduced, on a pre-tax basis, over any period up to five years. You may elect any percentage between 10% and 50% of your future monthly base salary to be reduced and used to acquire Deferred Shares. If you wish to make a base salary reduction election, you must complete and submit Exhibit C, which is attached hereto, to the Office of the Secretary (1) within the first 30 days after you become subject to the Program (or first become eligible to participate in any other plan with which the Program is aggregated under applicable federal tax rules), or (2) if that 30-day period has expired, before the close of your taxable year (generally, December 31) preceding the taxable year in which you will earn the base salary that will be reduced. Except as permitted under applicable federal tax rules, including, without limitation, the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and applicable regulations and other applicable guidance issued thereunder (the “Code”), your base salary reduction election is irrevocable after the applicable election deadline described above. If you make a base salary reduction election, you will acquire Deferred Shares on each date on which the corresponding base salary reduction amount would otherwise have been payable to you in an amount determined by dividing (i) the amount of such base salary reduction to be applied to purchase Deferred Shares by (ii) the average of the high and low prices of a share of Stock as set forth in the New York Stock Exchange Composite Transactions listing published in the Wall Street Journal or equivalent financial publication (the “Fair Market Value”) on the date your base salary reduction would have been otherwise payable to you (or if that date is not a trading day, on the most recent previous trading date). Your base salary deduction will be evidenced by a bookkeeping entry, backed only by the Company’s general assets that are subject to the Company’s creditors. Deferred Shares acquired through the application of your base salary reduction election will be immediately fully vested, provided that such Deferred Shares generally will not be settled by delivery of actual Stock until your termination of employment (as described below).

(b)

Annual Incentive Reduction. Your Ownership Requirement may be satisfied through annual incentive reduction, under which you can elect to purchase Deferred Shares by having a portion of any future annual incentive payments, if any, (from all plans sponsored by the Company or any of its subsidiaries or affiliates) reduced, on a pre-tax basis. You may elect any percentage between 50% and 100% of any of your future annual incentives payments, if any, to be reduced on an annual basis and used to acquire Deferred Shares. If you wish to make an annual incentive reduction election, you must complete and submit Exhibit D, which is attached hereto, to the Office of the Secretary (1) within the first 30 days after you become subject to the Program (or first become eligible to participate in any other plan with which the Program is aggregated under applicable federal tax rules), or (2) if that 30-day period has expired, on or before the date that is six months before the end of the fiscal year to which your future annual incentive payment (if any) relates, provided that you perform services continuously from the later of the beginning of the fiscal year to which your future annual incentive payment relates or the date on which the Board establishes the performance criteria for the fiscal year to which your future annual incentive payment relates through the date your election is made. Except as permitted under applicable federal tax rules, including, without limitation, the requirements of Code Section 409A, your annual incentive reduction election is irrevocable after the applicable election deadline described above. If you make an annual incentive reduction election, you will acquire Deferred Shares at the date on which your annual incentive payment (if any) would otherwise have been payable to you in an amount determined by dividing (i) the amount of such annual incentive payment to be applied to the purchase Deferred Shares by (ii) the Fair Market Value of a share of Stock at the date the annual incentive payment (if any) would have been otherwise payable to you (or if that date is not a trading day, on the most recent previous trading day). Your annual incentive reduction will be evidenced by a bookkeeping entry, backed only by the Company’s general assets that are subject to the Company’s creditors. Deferred Shares acquired through the application of your annual incentive reduction election will be immediately fully vested, provided that such Deferred Shares generally will not be settled by delivery of actual Stock until your termination of employment (as described below). In the event that you fail at any time to meet your Ownership Requirement within the timeframes prescribed herein, then 100% of all future annual incentive payments to which you may become entitled under any plan sponsored by the Company or any of its subsidiaries or affiliates will automatically be applied to purchase Deferred Shares until your Ownership Requirement has been met.

(c)	Premium Share Units. Premium Share Units will be awarded to the Participant under the 2004 PIP as a reward for certain acquisitions of shares of Stock, as follows:

(1)

To the extent any shares of Stock comprising your Initial Ownership Requirement consist of shares or share units of Stock awarded by the Company (but only to the extent such share units are vested, unless the Administrator determines otherwise), or are purchased on or before the 60th day after you become subject to the Program (or, if applicable, become subject to a new Ownership Requirement) in the open market or from the Company (including by exercise of options or Deferred Shares acquired by base salary reduction, but excluding all Premium Share Units and Deferred Shares acquired by annual incentive payment reduction) using personal funds or funds obtained from a source other than the Company, you will be awarded Premium Share Units under the 2004 PIP (as of the date you fulfill the tranche requirement) equal to 15% of such shares of Stock. To the extent any shares of Stock comprising your Second Ownership Requirement (less your Initial Ownership Requirement) consist of shares or share units of Stock awarded by the Company (but only to the extent such share units are vested, unless the Administrator determines otherwise), or are purchased on or before the 18th month after the date you become subject to the Program (or, if applicable, become subject to a new Ownership Requirement) in the open market or from the Company (including by exercise of options or Deferred Shares acquired by base salary reduction, but excluding all Premium Share Units and Deferred Shares acquired by annual incentive payment reduction), you will be awarded Premium Share Units under the 2004 PIP (as of the date you fulfill the tranche requirement) equal to 25% of such shares of Stock. To the extent any shares of Stock comprising your Final Ownership Requirement (less your First Ownership Requirement and Second Ownership Requirement) consist of shares or share units of Stock awarded by the Company (but only to the extent such share units are vested, unless the Administrator determines otherwise), or are purchased on or before the 36th month after the date you become subject to the Program (or, if applicable, become subject to a new Ownership Requirement), in the open market or from the Company (including by exercise of options or Deferred Shares acquired by base salary reduction but excluding all Premium Share Units and Deferred Shares acquired by annual incentive payment reduction), you will be awarded Premium Share Units under the 2004 PIP (as of the date you fulfill the tranche requirement) equal to 25% of such shares of Stock.

(2)	Deferred Shares acquired by base salary reduction will be counted as shares of Stock owned by the Participant for purposes of determining a Participant’s eligibility to earn Premium Share Units.

(3)

If you acquire Deferred Shares as a result of your election to reduce 50% of any future annual incentive payment, you will be awarded Premium Share Units under the 2004 PIP equal to 5% of the number of Deferred Shares so acquired. If you acquire Deferred Shares as a result of your election to reduce 100% of any future annual incentive payment, you will be awarded Premium Share Units under the 2004 PIP equal to 15% of the number of Deferred Shares so acquired. If you acquire Deferred Shares as a result of your election to reduce more than 50% but less than 100% of any future annual incentive payment, you will be awarded Premium Share Units under the 2004 PIP in an amount determined by interpolating on a straight-line basis between 5% and 15% of the number of Deferred Shares so acquired. Notwithstanding the foregoing, no Premium Share Units will be awarded to you as a result of the automatic reduction of any future annual incentive payment to purchase Deferred Shares attributable to your failure to meet your

Ownership Requirement within the required timeframes prescribed under the Program. Premium Share Units awarded to you in connection with an annual incentive will be award as of the date the annual incentive payment would otherwise have been payable to you.

Terms of Deferred Shares and Premium Share Units. Premium Share Units will be granted and issued to each Participant under and in accordance with the terms and conditions of the 2004 PIP. Deferred Shares and Premium Share Units will be credited to a Participant’s account in whole shares (rounded down to the nearest whole number). The holder of a Deferred Share or Premium Share Unit is not a shareholder of the Company and is not entitled to dividends, to vote, or to other rights of a shareholder. The holder of a Deferred Share or Premium Share Unit will generally be paid a cash dividend equal to the amount of any dividend paid on one share of Stock times the number of Deferred Shares and Premium Share Units credited to his or her account on a record date for such dividend; provided that, to the extent any dividend paid to shareholders of the Company constitutes an extraordinary dividend, in lieu of making such cash payment to the Participant, such amount shall be deemed reinvested in additional Deferred Shares or Premium Share Units (as the case may be) at the Fair Market Value of a share of Stock at the dividend payment date. Deferred Shares and Premium Share Units may not be transferred or disposed of by a Participant.

All Premium Share Units are forfeitable until such time as they have vested. Deferred Shares acquired by application of salary reduction or by application of annual incentive payments are immediately fully vested at all times. To the extent an amount otherwise payable to the Participant in the form of cash dividend equivalent is to be deemed reinvested in additional Premium Share Units under the 2004 PIP, such Premium Share Units so acquired through dividend reinvestment on nonvested Premium Share Units (“Original Shares”) will vest at such times and in such proportion to the vesting of the Original Shares. Additional Deferred Shares and Premium Share Units acquired through the deemed dividend reinvestment on Deferred Shares or vested Premium Share Units will be immediately fully vested. Except as described above with respect to the deemed dividend reinvestment in additional Premium Share Units, Premium Share Units shall vest in three equal installments on each of the first three anniversaries of the date on which such Premium Share Units are awarded, or earlier upon the occurrence of a Change in Control or termination of employment due to death, total and permanent disability, or qualified retirement in accordance with the terms of the 2004 PIP. In the event a Participant’s termination of employment with the Company or its subsidiaries or affiliates for any other reason, any nonvested Premium Share Units shall be immediately forfeited. In addition, in the event a Participant sells or otherwise disposes of the underlying shares of Stock which were used in the measurement for awarding Premium Share Units, then all of the Participant’s related nonvested Premium Share Units shall be immediately forfeited. A Participant shall not be treated as having sold or otherwise disposed of such underlying shares of Stock used in the measurement for awarding Premium Share Units unless he or she has sold or disposed of shares of Stock in excess of the number of his or her shares of Stock in respect of which no Premium Share Units were awarded.

Each Deferred Share and each vested Premium Share Unit will be settled by delivery of one share of Stock. Such settlement shall occur within ten days after a Participant’s termination of employment (or, in the case of a Participant’s retirement, such later date as may have been elected by a Participant under procedures approved by the Program administrator); provided, however, that settlement shall be accelerated to the date of a Change in Control (subject to any deferral of settlement as may have been elected by a Participant under procedures approved by the Program administrator). If and to the extent any settlement of a Deferred Share or vested Premium Share Unit under the Program is subject to and would otherwise violate the requirements under Code Section 409A: (1) a termination for settlement purposes shall not occur unless and until the Participant incurs a “separation from service” within the meaning of Treasury Regulation Section 1.409A-1(h) (using “at least 80 percent” to determine the controlled group of corporations and businesses) (“Separation From Service”); (2) a retirement for settlement purposes shall not occur unless and until the Participant incurs a Separation From Service on or after attaining age 55 and completing 10 or more years of credited service, as defined under the Navistar, Inc. Retirement Plan for Salaried Employees (determined without regard to whether the Participant is eligible to participate thereunder); (3) a Change in Control for settlement purposes shall not occur unless and until it constitutes a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5); (4) in the event the Participant is a “specified employee” within the meaning of Treasury Regulation

Section 1.409A-1(i) (including any elections made by the Company described therein) any settlement otherwise resulting from a Separation From Service shall occur on the earlier of (a) first business day six months after the date of the Participant’s Separation From Service or (b) the date of the Participant’s death; (5) such settlement will be deemed to occur under conditions that cause the settlement to comply with Code Section 409A and the Program shall be construed, administered, and/or amended (if permitted under Code Section 409A) to achieve that objective; and (6) in the event of any inconsistency between the terms of this Program and Code Section 409A, Code Section 409A shall prevail and govern.

Deferred Shares will be automatically and appropriately adjusted in the event of stock splits, stock dividends and other extraordinary, special, and non-recurring dividends, and other extraordinary corporate events. Premium Share Units will be automatically and appropriately adjusted in the event of a change in capitalization of the Company in accordance with the terms of the 2004 PIP.

Exhibit A

Navistar Stock Ownership Program

Initial Ownership Requirements

1.0	Name of Participant

2.0	Ownership Requirement

3.0	Present Number of Shares Deemed Owned Under the Program:

3.1	Personally owned shares

3.2	Restricted shares (after tax amount)

3.3	RSU’s

3.4	401(k) Plan shares

3.5	Salary reduction share units

3.6	Annual incentive reduction share units

3.7	Premium share units

    TOTAL

4.0	Stock Ownership Time Schedule:

	Tranche Requirement	Completion Date

1st	________________

2nd	________________

3rd	________________

To earn awarded premium share units, Tranche 1 must be completed by                     ; Tranche 2 by                     ; and Tranche 3 by                     .

If you have any questions regarding the stock ownership listed above, please contact Howard Kuppler at 630-753-2149.

Exhibit B

Navistar Stock Ownership Program

Stock Transaction Statement

To:	Howard Kuppler
WHQ—2W

This is to notify you that I have made the following Navistar stock transactions:

Date of transaction

Check one of the boxes and indicate number of shares:

☐	Number of shares acquired	_________________

☐	Number of shares sold	_________________

☐	Number of shares from stock option exercise	_________________

☐	401(k) Plan—purchased	_________________

☐	401(k) Plan—sold	_________________

Attached is my broker’s statement showing my transaction or a copy of my stock certificate.

Print Name

__________________
Signature of Reporting Person	Date

EXHIBIT 10.99

NAVISTAR 1998 NON-EMPLOYEE DIRECTOR

STOCK OPTION PLAN

RESOLVED, that the Committee hereby recommends that the Board approve the following preamble and resolutions:

WHEREAS, the Corporation maintains the Navistar 1998 Non-Employee Director Stock Option Plan, as it may be amended from time to time (the “1998 Directors Plan”); and

WHEREAS, the 1998 Plan, in relevant part, generally reserves to the Board the right to modify the 1998 Directors Plan at any time subject to limitations not applicable here;

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby amends the 1998 Directors Plan, effective as of the date of these resolutions, as follows:

1.	The following sentence is deleted from the end of Section 14:

“Without limiting the generality of the preceding sentence, in no event shall the Plan or any option be amended to eliminate or otherwise adversely affect the election rights provided to a holder of an option pursuant to Section 16 of the Plan without the written consent of the affected holder.”

2.	Section 16 is deleted in its entirety from the 1998 Directors Plan.

NAVISTAR 1988 NON-EMPLOYEE DIRECTOR

STOCK OPTION PLAN

RESOLVED, that the Committee hereby recommends that the Board approve the following preamble and resolutions:

WHEREAS, the Corporation maintains the Navistar 1988 Non-Employee Director Stock Option Plan, as it may be amended from time to time (the “1988 Directors Plan”); and

WHEREAS, the 1988 Plan, in relevant part, generally reserves to the Board the right to modify the 1988 Directors Plan at any time subject to limitations not applicable here;

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby amends the 1988 Directors Plan, effective as of the date of these resolutions, as follows:

1.	The following sentence is deleted from the end of Section 14:

“Without limiting the generality of the preceding sentence, in no event shall the Plan or any option be amended to eliminate or otherwise adversely affect the election rights provided to a holder of an option pursuant to Section 16 of the Plan without the written consent of the affected holder.”

2.	Section 15 is deleted in its entirety from the 1988 Directors Plan.

NAVISTAR 1994 PERFORMANCE INCENTIVE PLAN

WHEREAS, the Corporation maintains the Navistar 1994 Performance Incentive Plan, as it may be amended from time to time (the “1994 Plan”); and

WHEREAS, the 1994 Plan, in relevant part, generally reserves to the Committee the right to modify the 1994 Plan at any time subject to limitations not applicable here;

NOW, THEREFORE, BE IT RESOLVED, that the Committee hereby amends the 1994 Plan, effective as of the date of these resolutions, as follows:

1.	The following sentence is deleted from the end of Section XIII:

“Notwithstanding the first sentence of this Section XIII, in no event shall the Plan or any Award be amended to eliminate or otherwise adversely affect the election rights provided to a Participant pursuant to Section XVI of the Plan without the written consent of the affected Participant.”

2.	The following provision is deleted from Section XVI:

“Notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, each Participant may elect, in a form and manner determined by the Corporation, that any Stock Option held by the Participant at the time of the Change in Control whose exercise in accordance with the terms of the Plan is prohibited at the time of the Change in Control by reason of the application of Federal or state securities laws shall be canceled effective as of the Change in Control in exchange for a cash payment from the Corporation equal to (i) (a) the excess (if any) of the value per share of Common Stock provided to stockholders of the Corporation generally in connection with the Change in Control (or, if none, the Fair Market Value of a share of Common Stock on the date of the Change in Control or, if not a trading day, on the last trading day preceding the date of the Change in Control) over the exercise price under the Stock Option multiplied by (b) the number of shares of Common Stock subject to the Stock Option, less (ii) the statutory minimum withholding tax that may be due by reason of such payment, provided that this election will apply in respect of an Incentive Stock Option outstanding at the time of the addition of this sentence to the Plan only if the holder of the Incentive Stock Option consents, during a period of less than 30 days following the addition of this sentence to the Plan, to its application to the Incentive Stock Option.”

NAVISTAR INTERNATIONAL CORPORATION

1998 INTERIM STOCK PLAN

WHEREAS, the Corporation maintains the Navistar 1998 Interim Stock Plan, as it may be amended from time to time (the “1998 Interim Plan”); and

WHEREAS, the 1998 Interim Plan, in relevant part, generally reserves to the Committee the right to modify the 1998 Interim Plan at any time subject to limitations not applicable here;

NOW, THEREFORE, BE IT RESOLVED, that the Committee hereby amends the 1998 Interim Plan, effective as of the date of these resolutions, as follows:

1.	The following sentence is deleted from the end of Section VII:

“Notwithstanding the first sentence of this Section VII, in no event shall the Plan or any option be amended to eliminate or otherwise adversely affect the election rights provided to a Participant pursuant to Section XI of the Plan without the written consent of the affected Participant.”

2.	Section XI is deleted in its entirety from the 1998 Interim Plan.

NAVISTAR 1998 SUPPLEMENTAL STOCK PLAN

WHEREAS, the Corporation maintains the Navistar 1998 Supplemental Stock Plan, as it may be amended from time to time (the “1998 Supplemental Plan”); and

WHEREAS, the 1998 Supplemental Plan, in relevant part, generally reserves to the Committee the right to modify the 1998 Supplemental Plan at any time subject to limitations not applicable here;

NOW, THEREFORE, BE IT RESOLVED, that the Committee hereby amends the 1998 Supplemental Plan, effective as of the date of these resolutions, as follows:

1.	The following sentence is deleted from the end of Section VII:

“Notwithstanding the first sentence of this Section VII, in no event shall the Plan or any option be amended to eliminate or otherwise adversely affect the election rights provided to a Participant pursuant to Section XI of the Plan without the written consent of the affected Participant.”

2.	Section XI is deleted in its entirety from the 1998 Supplemental Plan.

RESOLVED, that all actions heretofore taken and all documentation heretofore delivered by any of the officers of the Corporation in connection with or in furtherance of the matters contemplated by any and all of the foregoing resolutions be, and hereby are, ratified, confirmed and approved in all respects.

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